                                                                    EXHIBIT 1(o)

                        FIRST AMENDMENT DATED MAY 1, 2003

                              TO JANUS ASPEN SERIES
           AMENDED AND RESTATED TRUST INSTRUMENT DATED MARCH 18, 2003

         Pursuant to authority granted by the Trustees, Schedule A of the Trust Instrument is amended as follows to reflect the redesignation of Aggressive Growth Portfolio as "Mid Cap Growth Portfolio."

                                   SCHEDULE A

         Series of the Trust                                       Available Classes
         -------------------                                       -----------------
         Balanced Portfolio                                        Institutional Shares
                                                                   Service Shares

         Capital Appreciation Portfolio                            Institutional Shares
                                                                   Service Shares

         Core Equity Portfolio                                     Institutional Shares
                                                                   Service Shares

         Flexible Income Portfolio                                 Institutional Shares
                                                                   Service Shares

         Global Life Sciences Portfolio                            Institutional Shares
                                                                   Service Shares

         Global Technology Portfolio                               Institutional Shares
                                                                   Service Shares
                                                                   Service II Shares

         Growth Portfolio                                          Institutional Shares
                                                                   Service Shares

         Growth and Income Portfolio                               Institutional Shares
                                                                   Service Shares

         International Growth Portfolio                            Institutional Shares
                                                                   Service Shares
                                                                   Service II Shares

         International Value Portfolio                             Service Shares

         Mid Cap Growth Portfolio                                  Institutional Shares
                                                                   Service Shares

         Mid Cap Value Portfolio                                   Institutional Shares
                                                                   Service Shares

         Money Market Portfolio                                    Institutional Shares
                                                                   Service Shares

         Small Cap Value Portfolio                                 Service Shares

         Strategic Value Portfolio                                 Institutional Shares
                                                                   Service Shares

         Risk-Managed Large Cap Core Portfolio                     Service Shares

         Risk-Managed Large Cap Growth Portfolio                   Service Shares

         Worldwide Growth Portfolio                                Institutional Shares
                                                                   Service Shares
                                                                   Service II Shares



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